UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 16, 2005

IMCLONE SYSTEMS INCORPORATED

(Exact name of Registrant as Specified in Charter)

Delaware	0-19612	04-2834797
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street, 6th Floor

New York, New York 10014

(Address of Principal Executive Offices) (Zip Code)

(212) 645-1405

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     ImClone Systems Incorporated and Bristol-Myers Squibb Company today announced the results of several clinical studies of ERBITUX® (Cetuximab), an IgG1 monoclonal antibody, presented at the American Society of Clinical Oncology (ASCO) 41st Annual Meeting.

     The text of this press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

Item 9.01 Exhibits

(c)	EXHIBITS

99.1	Press release dated May 16, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED

By:	/s/ Michael J. Howerton

Name: Michael J. Howerton
Title: Chief Financial Officer

Date:  May 16, 2005

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of ImClone Systems Incorporated dated May 16, 2005